                                                             Page 18 of 23 pages
                                    EXHIBIT B
POWER OF ATTORNEY

      The undersigned hereby make, constitute and appoint each of EDWARD F. GLASSMEYER and ANN H. LAMONT, acting jointly or individually, with full power of substitution, the true and lawful attorney-in-fact for the undersigned, in the undersigned's name, place and stead and on the undersigned's behalf, to complete, execute and file with the United States Securities and Exchange Commission (the "Commission"), a statement on Schedule 13G with respect to the securities of any or all of the following entities:

     BMJ MEDICAL MANAGEMENT, INC., a Delaware;
     PULSEPOINT COMMUNICATIONS, a California corporation;
     DSL.NET, INC., a Delaware corporation;
     GARDEN.COM, INC., a Delaware;
     INKTOMI CORPORATION, a Delaware corporation;
     INTERNAP NETWORK SERVICES CORPORATION, a Washington corporation; MEDIA METRIX, INC., a Delaware corporation;
     MOBIUS MANAGEMENT SYSTEMS, INC., a Delaware corporation;
     P.F. CHANG'S CHINA BISTRO, INC., a Delaware;
     PIVOTAL CORPORATION, a British Columbia corporation;
     PRIMUS KNOWLEDGE SOLUTIONS, INC., a Washington corporation;
     QUINTUS CORPORATION, a Delaware corporation;
     THESTREET.COM, INC., a Delaware corporation;
     VIRATA CORPORATION, a Delaware corporation;
     VIROPHARMA INCORPORATED, a Delaware corporation;
     WIRELESS FACILITIES, INC., a Delaware corporation; and
     ZANY BRAINY, INC., a Pennsylvania corporation;

and any and all amendments thereto pursuant to Section 13(d) of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, and any other forms, certificates, documents or instruments (including a Joint Filing Agreement) that the attorneys-in-fact (or either of them) deems necessary or appropriate in order to enable the undersigned to comply with the requirements of said Section 13(d) and said rules and regulations.

      This Power of Attorney shall remain in effect for a period of two years from the date hereof or until such earlier date as a written revocation thereof is filed with the Commission.

Dated: February 14, 2000

                                                             Page 19 of 23 pages

     Oak Management Corporation

     By: /s/ Edward F. Glassmeyer
         --------------------------------
     Name:  Edward F. Glassmeyer
     Title:  President



     Oak Investment Partners III, A Limited Partnership
     By:  Oak Associates III, Limited Partnership, its general partner

     By: /s/ Edward F. Glassmeyer
         --------------------------------
     Name:  Edward F. Glassmeyer
     Title:  Managing Member



     Oak Associates III, Limited Partnership

     By: /s/ Edward F. Glassmeyer
         --------------------------------
     Name:  Edward F. Glassmeyer
     Title:  Managing Member



     Oak Investment Partners IV, Limited Partnership
     By:  Oak Associates IV, LLC, its general partner

     By: /s/ Edward F. Glassmeyer
         --------------------------------
     Name:  Edward F. Glassmeyer
     Title:  Managing Member



     Oak Associates IV, LLC

     By: /s/ Edward F. Glassmeyer
         --------------------------------
     Name:  Edward F. Glassmeyer
     Title:  Managing Member



     Oak IV Affiliates Fund, Limited Partnership
     By:  Oak IV Affiliates, its general partner

     By: /s/ Edward F. Glassmeyer
         --------------------------------
     Name:  Edward F. Glassmeyer
     Title:  Managing Member

                                                             Page 20 of 23 pages

     Oak IV Affiliates

     By: /s/ Edward F. Glassmeyer
         --------------------------------
     Name:  Edward F. Glassmeyer
     Title:  Managing Member



     Oak Investment Partners V, Limited Partnership
     By:  Oak Associates V, LLC, its general partner

     By: /s/ Edward F. Glassmeyer
         --------------------------------
     Name:  Edward F. Glassmeyer
     Title:  Managing Member



     Oak Associates V, LLC

     By: /s/ Edward F. Glassmeyer
         --------------------------------
     Name:  Edward F. Glassmeyer
     Title:  Managing Member



     Oak V Affiliates Fund, Limited Partnership
     By:  Oak V Affiliates, its general partner

     By: /s/ Edward F. Glassmeyer
         --------------------------------
     Name:  Edward F. Glassmeyer
     Title:  Managing Member



     Oak V Affiliates

     By: /s/ Edward F. Glassmeyer
         --------------------------------
     Name:  Edward F. Glassmeyer
     Title:  Managing Member



     Oak Investment Partners VI, Limited Partnership

     By: /s/ Edward F. Glassmeyer
         --------------------------------
     Name:  Edward F. Glassmeyer
     Title:  Managing Member

                                                             Page 21 of 23 pages

     Oak Associates VI, LLC

     By: /s/ Edward F. Glassmeyer
         --------------------------------
     Name:  Edward F. Glassmeyer
     Title:  Managing Member



     Oak VI Affiliates Fund, Limited Partnership
     By:  Oak VI Affiliates, LLC

     By: /s/ Edward F. Glassmeyer
         --------------------------------
     Name:  Edward F. Glassmeyer
     Title:  Managing Member



     Oak VI Affiliates, LLC

     By: /s/ Edward F. Glassmeyer
         --------------------------------
     Name:  Edward F. Glassmeyer
     Title:  Managing Member



     Oak Investment Partners VII, Limited Partnership
     By:  Oak Associates VII, LLC, its general partner

     By: /s/ Edward F. Glassmeyer
         --------------------------------
     Name:  Edward F. Glassmeyer
     Title:  Managing Member



     Oak Associates VII, LLC

     By: /s/ Edward F. Glassmeyer
         --------------------------------
     Name:  Edward F. Glassmeyer
     Title:  Managing Member



     Oak VII Affiliates Fund, Limited Partnership
     By:  Oak VII Affiliates, LLC, its general partner

     By: /s/ Edward F. Glassmeyer
         --------------------------------
     Name:  Edward F. Glassmeyer
     Title:  Managing Member

                                                             Page 22 of 23 pages

     Oak VII Affiliates, LLC

     By: /s/ Edward F. Glassmeyer
         --------------------------------
     Name:  Edward F. Glassmeyer
     Title:  Managing Member



     Oak Investment Partners VIII, Limited Partnership
     By:  Oak Associates VIII, LLC, its general partner

     By: /s/ Edward F. Glassmeyer
         --------------------------------
     Name:  Edward F. Glassmeyer
     Title:  Managing Member



     Oak Associates VIII, LLC

     By: /s/ Edward F. Glassmeyer
         --------------------------------
     Name:  Edward F. Glassmeyer
     Title:  Managing Member



     Oak VIII Affiliates Fund, Limited Partnership
     By:  Oak VIII Affiliates, LLC, its general partner

     By: /s/ Edward F. Glassmeyer
         --------------------------------
     Name:  Edward F. Glassmeyer
     Title:  Managing Member



     Oak VIII Affiliates, LLC

     By: /s/ Edward F. Glassmeyer
         --------------------------------
     Name:  Edward F. Glassmeyer
     Title:  Managing Member

                                                             Page 23 of 23 pages


     /s/ Bandel L. Carano
     --------------------------------
     Bandel L. Carano



     /s/ Gerald R. Gallagher
     --------------------------------
     Gerald R. Gallagher



     /s/ Edward F. Glassmeyer
     --------------------------------
     Edward F. Glassmeyer



     /s/ Fredric W. Harman
     --------------------------------
     Fredric W. Harman



     /s/ Ann H. Lamont
     --------------------------------
     Ann H. Lamont



     /s/ Eileen M. More
     --------------------------------
     Eileen M. More